As filed with the Securities and Exchange Commission on May 2, 2005

Registration Nos. 33-12000

and 811-5013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 22	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 23	☒

United Investors Annuity Variable Account

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies

Prospectus

May 1, 2005

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2005 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 36 of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE II SM

VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY

issued by

United Investors Life Insurance Company

through

United Investors Annuity Variable Account

The policy has 12 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•    Asset Strategy Portfolio

•    Balanced Portfolio

•    Bond Portfolio

•    Core Equity Portfolio

•    Growth Portfolio

•    High Income Portfolio

•    International Growth Portfolio

•    Limited-Term Bond Portfolio

•    Money Market Portfolio

•    Science and Technology Portfolio

•    Small Cap Growth Portfolio

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Privacy Policy of United Investors Life Insurance Company (inside front cover).

U-1053, Ed. 5-05

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.
Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 25th, the Friday after Thanksgiving; December 26th, the Monday after Christmas; and January 2nd, the Monday after New Year’s Day are not business days. (The policy form uses the term “Valuation date” to refer to business days.)
Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.
Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.
Retirement Date	The retirement date is the date on which annuity payments are to start.
We, Us, Our	We are United Investors Life Insurance Company.
You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage II policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds, Inc. portfolios you select. You may lose money on investments in the variable investment divisions.

Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).

2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

Other annuity payment methods are available with our written consent.

Purchasing the Policy

Your policy can be either a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of W&R Target Funds, Inc.:

• Asset Strategy Portfolio

• Balanced Portfolio

• Bond Portfolio

• Core Equity Portfolio

• Growth Portfolio

• High Income Portfolio

• International Growth Portfolio

• Limited-Term Bond Portfolio

• Money Market Portfolio

• Science and Technology Portfolio

• Small Cap Growth Portfolio

In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or

(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets): Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+
%	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.76%	—	1.20%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2004.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(3)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses
Asset Strategy	0.70%	0.25%	0.11%	1.06%
Balanced	0.70%	0.25%	0.07%	1.02%
Bond	0.53%	0.25%	0.07%	0.85%
Core Equity	0.70%	0.25%	0.06%	1.01%
Growth	0.69%	0.25%	0.06%	1.00%
High Income	0.63%	0.25%	0.08%	0.96%
International Growth	0.85%	0.25%	0.10%	1.20%
Limited-Term Bond	0.50%	0.25%	0.12%	0.87%
Money Market	0.40%	0.25%	0.11%	0.76%
Science and Technology	0.85%	0.25%	0.07%	1.17%
Small Cap Growth	0.85%	0.25%	0.07%	1.17%

(3)  These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(4)  Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(5)  Other Expenses are those incurred for the year ended December 31, 2004.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

Examples

The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples reflect the $50 annual policy fee as a charge of 0.10% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

→ If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$896	$1,291	$1,705	$3,025
Balanced	$892	$1,279	$1,685	$2,985
Bond	$875	$1,228	$1,599	$2,814
Core Equity	$891	$1,276	$1,680	$2,975
Growth	$890	$1,273	$1,675	$2,965
High Income	$886	$1,261	$1,655	$2,925
International Growth	$910	$1,333	$1,774	$3,164
Limited-Term Bond	$877	$1,234	$1,609	$2,834
Money Market	$866	$1,201	$1,554	$2,722
Science and Technology	$907	$1,324	$1,760	$3,134
Small Cap Growth	$907	$1,324	$1,760	$3,134

→ If you do not surrender or annuitize your contract, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$196	$791	$1,405	$3,025
Balanced	$192	$779	$1,385	$2,985
Bond	$175	$728	$1,299	$2,814
Core Equity	$191	$776	$1,380	$2,975
Growth	$190	$773	$1,375	$2,965
High Income	$186	$761	$1,355	$2,925
International Growth	$210	$833	$1,474	$3,164
Limited-Term Bond	$177	$734	$1,309	$2,834
Money Market	$166	$701	$1,254	$2,722
Science and Technology	$207	$824	$1,460	$3,134
Small Cap Growth	$207	$824	$1,460	$3,134

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

Surrenders and withdrawals may be taxable, and if taken before age 59 1/2 then a 10% tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the retirement date.

Death Benefit

The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.

(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(c)	the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

Free Look:    You may cancel the policy by returning it either to our home office or to the registered agent who sold it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

Automatic Partial Withdrawals:    You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

Waiver of Withdrawal Charges Rider:    If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

Transfers:    Before the retirement date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

After the retirement date, the annuitant may reallocate his or her annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

Dollar Cost Averaging:    Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

Tax-Free “Section 1035” Exchanges:    You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information:    Condensed financial information for the variable investment divisions begins at page 35 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

State Variations:    Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings

We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

W&R Target Funds, Inc.

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio;
2.	Balanced Portfolio;
3.	Bond Portfolio;
4.	Core Equity Portfolio;
5.	Growth Portfolio;
6.	High Income Portfolio;
7.	International Growth Portfolio;
8.	Limited-Term Bond Portfolio;
9.	Money Market Portfolio;
10.	Science and Technology Portfolio; and
11.	Small Cap Growth Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds Inc. prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Portfolio	Investment Objective(s) and Certain Policies
Balanced	The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments depending on market conditions.
Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic, and to a lesser extent, foreign debt securities, usually of investment grade.
Core Equity	The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.
Growth	The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
High Income	The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.
International Growth	The International Growth Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.
Limited-Term Bond	The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities.
Money Market*	The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.
Science and Technology	The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.
Small Cap Growth	The Small Cap Growth Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where there is opportunity for rapid growth.

*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Fund Management

Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

Replacement of Existing Annuity.    It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. Additional purchase payments may be in amounts of $100 or more. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

Between the date that we receive the initial purchase payment and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

(b)	the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

Any additional purchase payments we receive prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

If we receive an additional purchase payment on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

Variable Account Value.    Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)	the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value.    At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

Withdrawals.    You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request to our home office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and

“Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

Automatic Partial Withdrawals.    You may also establish automatic partial withdrawals by submitting a one-time written request to our home office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

Surrender.    You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our home office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our home office) your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Restrictions Under the Texas ORP and Section 403(b) Plans.    The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59 1/2;

(c)	separation from service;

(d)	disability; or

(e)	financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

Restrictions Under Other Qualified Policies.    Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Federal Tax Matters.”)

Transfers

Transfers of Policy Values.    You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

Transfers of Annuity Units.    You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Transfer Procedures.    Transfers may be made by satisfactory written requests or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an variable investment division if transfers into the division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost annuity policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular variable investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar Cost Averaging

Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)	the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Upon receiving due proof of death and any other documents, forms and information we need, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If upon death of any owner the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)	if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request in our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)	an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+
Withdrawal Charge (% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)	if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision.    The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our home office no later than 90 days after confinement ends.

Terminal Illness Provision.    The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our home office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision.    The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our home office before any withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of W&R Target Funds, Inc. (See “Summary—Fee Tables.”)

Older Policies

For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to a policy;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

The first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

Annuity Payment Methods

The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period	This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
Joint Life Annuity Continuing to the Survivor	This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
Life Annuity with 120 or 240 Monthly Payments Guaranteed	This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)	variable annuity payments vary with the investment experience of the underlying portfolios of W&R Target Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies equal to 7.75% (for issue ages 0-80) and 3.88% (for issue ages 81-85) of each purchase payment. Waddell & Reed, Inc. receives a similar commission in connection with each new purchase payment for policies of which it is the broker of record. Waddell & Reed, Inc. is a member of the National Association of Securities Dealers (NASD).

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. Sterne Agee Financial Services, Inc. is a corporation organized under the laws of the state of Delaware in 1986. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Possible Changes in Taxation.    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

Taxation of Annuities in General.    The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and “Required Distributions” (at page 20 of this prospectus) describe the requirements necessary to qualify.

Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

Withdrawals.    In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments.    Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•	For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•	For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax.    In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59 1/2;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

Aggregation of Contracts.    All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

Transfers and Assignments.    A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits.    Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse or beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan, 403(b) plan, IRA or governmental Section 457(b) plan that agrees to separately account for rollover contributions.

Qualified Policies.    The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59 1/2 (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

Required Distributions.    For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

Corporate Pension and Profit-Sharing Plans.    Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

Section 403(b) Plans.    Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Individual Retirement Annuities.    Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or 100% of the compensation includable in the policy owner’s adjusted gross income for the year. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age

59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

Roth IRAs.    Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59 1/2 (subject to certain exceptions); or

(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

Federal Estate Taxes.    While no attempt is being made to discuss the Federal estate tax implications of the policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax.    Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

All Policies.    As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data

We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including:

(a)	one year;

(b)	five years;

(c)	ten years; and

(d)	the period starting when the investment division commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

The Statement of Additional Information has more information about performance data calculations.

Voting Rights

To the extent required by law, we will vote shares of W&R Target Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the W&R Target Funds, Inc. shares in our own right, we may elect to do so. W&R Target Funds, Inc. does not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

The number of votes for a portfolio which are available will be determined as of the record date established by W&R Target Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by W&R Target Funds, Inc.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of W&R Target Funds, Inc.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of SAL Financial Services, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office.

Condensed Financial Information

The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national Growth	Small Cap Growth	Balanced	Limited- Term Bond	Asset Strategy		Science and Technology
January 1, 1995	1.403	1.643	1.698	2.383	1.378	0.997	1.202	0.991	0.997	—		—
December 31, 1995	1.468	1.963	1.989	3.272	1.796	1.060	1.577	1.219	1.129	1.012	(c)	—
January 1, 1996	1.468	1.963	1.989	3.272	1.796	1.060	1.577	1.219	1.129	1.012		—
December 31, 1996	1.528	2.012	2.217	3.645	2.132	1.209	1.696	1.344	1.161	1.064		—
January 1, 1997	1.528	2.012	2.217	3.645	2.132	1.209	1.696	1.344	1.161	1.064		—
December 31, 1997	1.592	2.189	2.506	4.388	2.666	1.399	2.211	1.578	1.230	1.202		1.155	(d)
January 1, 1998	1.592	2.189	2.506	4.388	2.666	1.399	2.211	1.578	1.230	1.202		1.155
December 31, 1998	1.658	2.329	2.532	5.537	3.201	1.856	2.429	1.700	1.300	1.310		1.672
January 1, 1999	1.658	2.329	2.532	5.537	3.201	1.856	2.429	1.700	1.300	1.310		1.672
December 31, 1999	1.718	2.275	2.615	7.374	3.570	3.047	3.665	1.855	1.311	1.600		4.553
January 1, 2000	1.718	2.275	2.615	7.374	3.570	3.047	3.665	1.855	1.311	1.600		4.553
December 31, 2000	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.413	1.939		3.558
January 1, 2001	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.413	1.939		3.558
December 31, 2001	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.529	1.730		3.106
January 1, 2002	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.529	1.730		3.106
December 31, 2002	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.598	1.771		2.339
January 1, 2003	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.598	1.771		2.339
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.634	1.957		3.025
January 1, 2004	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.634	1.957		3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	1.645	2.197		3.485

ACCUMULATION UNITS OUTSTANDING

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national Growth	Small Cap Growth	Balanced	Limited- Term Bond	Asset Strategy	Science and Technology
December 31, 1995	24,201,405	43,067,978	41,566,061	122,901,754	179,416,052	45,528,402	34,060,411	18,645,118	2,002,578	4,228,164	—
December 31, 1996	23,280,737	43,901,442	41,973,073	135,309,921	210,826,563	63,389,043	55,504,706	30,524,995	2,631,935	7,517,085	—
December 31, 1997	26,450,888	43,769,678	45,793,587	140,325,438	232,342,721	78,779,114	64,836,083	41,697,180	2,888,746	7,707,088	8,213,309
December 31, 1998	31,698,628	47,362,351	48,355,147	143,565,102	246,348,082	87,048,577	71,391,390	52,558,411	3,396,477	10,190,875	19,514,662
December 31, 1999	36,543,771	46,838,344	44,444,098	151,234,841	254,583,065	93,464,135	82,626,886	60,885,561	4,499,675	12,770,797	52,234,647
December 31, 2000	23,546,612	43,554,529	39,891,059	154,488,656	254,460,264	102,977,619	94,865,750	67,530,795	4,096,809	20,438,129	69,472,286
December 31, 2001	26,705,427	34,332,677	27,062,127	105,629,807	179,198,695	71,120,895	70,773,996	50,871,186	4,611,529	20,251,480	51,074,761
December 31, 2002	26,962,483	34,213,228	21,935,304	77,735,484	132,186,663	53,467,888	54,531,571	41,494,392	9,724,730	21,689,739	39,026,878
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	7,568,498	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	5,738,226	21,008,820	29,978,985

(a) Commencement of operations on May 1, 1995 at 1.000.
(b) Commencement of operations on April 4, 1997 at 1.000.

Statement of Additional Information Table of Contents

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Owner or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6
Yields and Total Returns	6
Average Annual Total Return Calculations	7
Federal Tax Matters	9
Taxation of United Investors	9
Tax Status of the Policies	9
Required Distributions	9
Addition, Deletion or Substitution of Investments	10
Distribution of the Policy	10
Safekeeping of Variable Account Assets	11
State Regulation	11
Records and Reports	11
Legal Matters	11
Experts	11
Potential Conflicts of Interest	12
Other Information	12
Financial Statements	12

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

P.O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IISM Deferred Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2005, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2005

	Page	Corresponding Page in Prospectus
The Policy	3	11
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Ownership or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6	33
Yields and Total Returns	6
Average Annual Total Return Calculations	7
Federal Tax Matters	9	28
Taxation of United Investors	9
Tax Status of the Policies	9
Required Distributions	9
Addition, Deletion or Substitution of Investments	10
Distribution of the Policy	10	28
Safekeeping of Variable Account Assets	11
State Regulation	11
Records and Reports	11
Legal Matters	11	34
Experts	11
Potential Conflicts of Interest	12
Other Information	12
Financial Statements	12	34

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received.

The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

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The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective

4

Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to the home office of United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex

If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner’s Designated Beneficiary will become the Owner; if there is no

5

Owner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

Beneficiary

The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner’s estate.

Change of Ownership or Beneficiary

Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed with us at our home office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us at our home office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

Assignment

You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Performance Data Calculations

We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Investment Divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for Investment Divisions are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

6

In advertising and sales literature, the performance of each Investment Division may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuity investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Investment Division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Investment Division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Investment Division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an Investment Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Average Annual Total Return Calculations

For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)^n = ERV

Where

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

N	=	number of years in the period

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

7

Standard Average Annual Total Return

Investment Division	1 Year to 12/31/04	5 Years to 12/31/04	10 Years to 12/31/04	Inception to 12/31/04	Inception Date
Asset Strategy	4.56%	5.42%	N/A	7.84%	5/01/95
Balanced	0.23%	1.49%	7.28%	6.67%	5/03/94
Bond	(4.78)%	4.70%	5.67%	5.95%	7/13/87
Core Equity	0.86%	(3.58)%	8.12%	8.38%	7/16/91
Growth	(5.35)%	(5.06)%	9.25%	10.33%	7/13/87
High Income	1.15%	2.75%	5.82%	6.24%	7/13/87
International Growth	5.25%	(9.50)%	6.63%	6.13%	5/03/94
Limited-Term Bond	(7.03)%	3.43%	4.50%	4.13%	5/03/94
Science and Technology	7.48%	(6.68)%	N/A	16.75%	4/04/97
Small Cap Growth	5.54%	(1.38)%	11.11%	12.26%	5/03/94

From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

Non-Standard Average Annual Total Return

Investment Division	1 Year to 12/31/04	5 Years to 12/31/04	10 Years to 12/31/04	Inception to 12/31/04	Inception Date
Asset Strategy	11.56%	5.90%	N/A	7.84%	5/01/95
Balanced	7.23%	2.05%	7.28%	6.67%	5/03/94
Bond	2.22%	5.20%	5.67%	5.95%	7/13/87
Core Equity	7.86%	(2.89)%	8.12%	8.38%	7/16/91
Growth	1.65%	(4.34)%	9.25%	10.33%	7/13/87
High Income	8.15%	3.28%	5.82%	6.24%	7/13/87
International Growth	12.25%	(8.63)%	6.63%	6.13%	5/03/94
Limited-Term Bond	(0.03)%	3.95%	4.50%	4.13%	5/03/94
Science and Technology	14.48%	(5.90)%	N/A	16.80%	4/04/97
Small Cap Growth	12.54%	(0.75)%	11.11%	12.26%	5/03/94

The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are

8

based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

The figures shown above do not reflect the “12b-l” service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, returns would have been lower.

Federal Tax Matters

Taxation of United Investors

United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies

Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios’ assets may be invested. United Investors does not control the Fund or the Portfolios’ investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policy, we believe that the owner of a policy should not be treated as the owner of the assets of the Variable Account. We reserve the right to modify the policy to bring it into conformity with applicable standards should such modification be necessary to prevent the owner of a policy from being treated as the owner of the underlying assets of the Variable Account.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy.

9

If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See “Required Distributions” in the prospectus.)

Addition, Deletion or Substitution of Investments

United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc.*
2002	$646,952.69
2003	$436,478.39
2004	$438,748.38

*	Includes sales compensation paid to registered persons of Sterne Agree Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

10

Safekeeping of Variable Account Assets

United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors’ operations is conducted periodically by the Missouri Department of Insurance.

In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

Records and Reports

All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2004 and 2003 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2004 and the balance sheets of the portfolios of United Investors Annuity Variable Account as of December 31, 2004 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2004 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

11

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

12

United Investors Life Insurance Company

Financial Statements as of

December 31, 2004 and 2003 and for the Years

Ended December 31, 2004, 2003, and 2002,

and Independent Auditors’ Report

UNITED INVESTORS LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2004 and 2003, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, in 2004 United Investors changed its method of accounting for guaranteed minimum policy benefits in accordance with Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In addition, as described in Note 1 to the financial statements, in 2003 United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement in accordance with Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2005

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

(Dollar amounts in thousands except per share data)

	2004	2003
ASSETS
INVESTMENTS:
Fixed maturities-available for sale, at fair value (amortized cost: 2004 - $808,091; 2003 - $799,801)	$869,904	$861,965
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	25,526	24,058
Other long-term investments	21,769	13,837
Short term investments	11,927	7,441

Total investments	1,169,538	1,147,713
Accrued investment income (includes amounts from affiliates: 2004 - $477; 2003 - $477)	15,099	14,974
Receivables	5,677	6,595
Due from affiliate (includes funds withheld on reinsurance: 2004 - $409,129; 2003 - $374,170)	417,130	379,096
Deferred acquisition costs and value of insurance purchased	229,307	245,485
Goodwill	26,628	26,628
Property and equipment	129	201
Other assets	523	1,340
Separate account assets	1,594,278	1,693,900

Total assets	$3,458,309	$3,515,932

(continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

(Dollar amounts in thousands except per share data)

	2004	2003
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2004 - $418,500; 2003 - $381,364)	$998,375	$957,744
Unearned and advance premiums	2,026	2,162
Other policy benefits	10,799	10,456

Total policy liabilities	1,011,200	970,362
Deferred and accrued income taxes	133,058	135,222
Other liabilities	12,092	14,254
Due to affiliates	5,305	3
Separate account liabilities	1,594,278	1,693,900

Total liabilities	2,755,933	2,813,741

SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,556	351,476
Accumulated other comprehensive income	34,736	34,981
Retained earnings	313,084	312,734

Total shareholders’ equity	702,376	702,191

Total liabilities and shareholders’ equity	$3,458,309	$3,515,932

(concluded)

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
REVENUE:
Premium income	$81,857	$83,724	$86,357
Policy charges and fees	49,576	53,452	61,845
Net investment income (includes amounts from affiliates (2004 - $16,246; 2003 - $16,282; 2002 - $16,106))	71,693	71,701	66,213
Realized investment gains (losses) (includes amounts from affiliates (2004 - $7,932; 2003 - $6,234; 2002 - $0))	7,929	(3,262)	(8,061)
Other income	24,998	26,843	14,380

Total revenue	236,053	232,458	220,734

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	68,594	67,430	67,228
Annuity	27,676	31,661	28,646

Total policy benefits	96,270	99,091	95,874
Amortization of deferred acquisition costs and value of insurance purchased	28,207	32,262	40,021
Commissions and premium taxes	6,107	6,589	6,855
Other operating expenses	11,124	8,285	10,584

Total benefits and expenses	141,708	146,227	153,334

Income before income taxes and cumulative effect of change in accounting principle	94,345	86,231	67,400
Income taxes	22,832	22,703	14,266

Net income before the cumulative effect of change in accounting principle	71,513	63,528	53,134
Cumulative effect of change in accounting principles (less applicable income tax benefit of $3,857 in 2004 and applicable income tax of $7,025 in 2003)	(7,163)	13,046	—

Net income	$64,350	$76,574	$53,134

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
Net income	$64,350	$76,574	$53,134
Other comprehensive income (loss):
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	(2,196)	32,597	18,557
Reclassification adjustment for (gains) losses on securities included in net income	3	(2,972)	8,061
Reclassification adjustment for amortization of premium	1,841	1,782	586

	(352)	31,407	27,204
Unrealized losses, adjustment to deferred acquisition costs	(24)	(3,858)	(3,766)

Total unrealized gains (losses)	(376)	27,549	23,438
Applicable income tax benefit (expense)	131	(9,642)	(8,203)

Other comprehensive income (loss)	(245)	17,907	15,235

Comprehensive income	$64,105	$94,481	$68,369

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended December 31, 2002

Balance at January 1, 2002	$3,000	$351,371	$1,839	$255,726	$611,936
Comprehensive income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	3,000	351,408	17,074	263,060	634,542

Year Ended December 31, 2003

Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

Balance at December 31, 2003	3,000	351,476	34,981	312,734	702,191

Year Ended December 31, 2004

Comprehensive income			(245)	64,350	64,105
Dividends				(64,000)	(64,000)
Exercise of stock options		80			80

Balance at December 31, 2004	$3,000	$351,556	$34,736	$313,084	$702,376

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands)

	2004	2003	2002
OPERATING ACTIVITIES:
Net income	$64,350	$76,574	$53,134
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	30,539	104,166	9,382
Increase in other policy liabilities	207	1,412	752
Deferral of policy acquisition costs	(18,959)	(13,324)	(23,270)
Amortization of deferred acquisition costs and value of insurance purchased	32,361	32,262	40,021
Change in deferred and accrued income taxes	(2,031)	15,277	(4,212)
Depreciation and amortization	1,913	1,875	676
Realized (gains) losses on sale of investments and properties	(7,929)	3,262	8,061
Change in accounting principle	11,019	(20,071)	—
Change in funds withheld on reinsurance	(34,959)	(109,708)	7,614
Other accruals and adjustments	337	(2,908)	2,798

Cash provided from operations	76,848	88,817	94,956

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale-sold	5,404	36,156	101,100
Fixed maturities available for sale-matured, called and repaid	58,725	60,741	32,724

Total investments sold or matured	64,129	96,897	133,824
Acquisition of investments:
Fixed maturities - available for sale	(74,264)	(179,755)	(212,898)
Net increase in policy loans	(1,468)	(951)	(1,416)

Total acquisition of investments	(75,732)	(180,706)	(214,314)
Net (increase) decrease in short-term investments	(4,486)	2,843	7,284
Net change in receivable for securities	1,391	2,943	98
Additions of properties	—	(16)	(8)

Cash used for investing activities	(14,698)	(78,039)	(73,116)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(64,000)	(26,900)	(45,800)
Funds loaned to affiliates	(85,000)	(106,000)	(65,700)
Funds repaid by affiliates	85,000	106,000	65,700
Funds borrowed from affiliates	78,500	112,000	71,500
Funds repaid to affiliates	(78,500)	(112,000)	(71,500)
Net receipts from deposit product operations	1,850	16,122	23,960

Cash used for financing activities	(62,150)	(10,778)	(21,840)

INCREASE (DECREASE) IN CASH:	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003 AND FOR THE YEARS ENDED

DECEMBER 31, 2004, 2003, AND 2002

(Dollar amounts in thousands except per share data)

l.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in amortizing deferred acquisition costs, and in determining the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly-owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and non-redeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of the fair value of the embedded derivative related to United Investors’ modified coinsurance agreement.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2004, 2003, and 2002 included approximately $33,966, $35,211, and $34,521, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Impairment of Investments—In March 2004, the Emerging Issues Task Force reached a consensus concerning Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (“EIFT 03-1”). It calls for evaluation of all of United Investors’ fixed-maturity and equity investments for other-than-temporary impairment each reporting period using a three-step approach. First, evaluate if the investment is impaired (fair value is less than cost or amortized cost). Second, determine whether the impairment is other-than-temporary. While specific steps are outlined, this step requires considerable evidence-based judgment as to the ultimate recoverability of amounts due, taking into account the severity and duration of the impairment. An assessment of the ability and intent to hold the security to recovery is also a factor. In the event there is an other-than-temporary impairment, the third step involves a writedown of the cost basis of the security to fair value, which becomes the new cost basis. EITF 03-1 also calls for certain disclosures.

This new accounting rule was to be effective for United Investors beginning July 1, 2004. However, in the third quarter of 2004, the FASB deferred the effective date of certain portions of this rule until it could be further considered. The portions deferred related to steps two and three in the impairment analysis above. The disclosures called for by EITF 03-1 were maintained, and appear in Note 3 – Investments. At the present time, United Investors evaluates securities for other-than-temporary impairment as described in Note 3. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. Investment income on other-than-temporarily impaired investments which is past due is not recorded until received.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximate carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). It was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “Other Long-Term Investments” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company. Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 Statement of Operations.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge. Life premium includes policy charges of $60,900, $64,700, and $69,000 for the years ended December 31, 2004, 2003, and 2002, respectively. Other premium includes annuity policy charges for the years ended December 31, 2004, 2003, and 2002, of $27,500, $31,200 and $39,0000 respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products and annuities according to SFAS No. 97 are represented by the policy account value. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred and recorded as value of insurance purchased.

Deferred acquisition costs and value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to insure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “Separate Account Assets.” The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Guaranteed Minimum Policy Benefits—United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder to at least provide the return of the total deposits made to the contract, net of withdrawals. In some cases, they provide other additional minimum amounts.

In 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”), which was adopted by United Investors on January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue in the Statement affecting United Investors is the accounting for liabilities for certain guaranteed minimum policy benefits on United Investors’ variable annuities. Upon adoption, United Investors established a liability for these guaranteed minimum policy benefits in the amount of $8,244 and wrote down deferred acquisition costs in the amount of $2,776. As a result, United Investors recorded a charge in the amount of $11,020 before tax ($7,163 after tax) to reflect the guaranteed benefits. This charge was reported as a cumulative effect of a change in accounting principle in 2004.

Subsequent to adoption, the liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts the additional liability balance with a related charge or credit to benefit expense.

The liability for United Investors’ guaranteed minimum death benefits on its variable products are determined using actuarial methods and assumptions including mortality, lapses, and interest. Periodically, these assumptions are “unlocked” or revised. During 2004, the assumptions to calculate these guaranteed minimum death benefits were unlocked. At December 31, 2004, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality – 80% of the 1994 Minimum Guaranteed Death Benefit mortality tables

•	Lapse rate – 10% per year

•	Discount rate – 6%

All of United Investors guaranteed minimum death benefits provide contractual guarantees in the event of death of the contract holder (or in some cases the annuitant). These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

At December 31, 2004, the separate account liability balance subject to guaranteed minimum benefits was $1,400,000. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $107,000. The weighted average attained age of contract holders was 64 years. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2004 were:

Amounts
Balance at January 1, 2004	$8,244
Incurred guaranteed benefits	2,443
Paid guaranteed benefits	(2,776)

Balance at December 31, 2004 before unlocking	7,911
Adjustments due to unlocking	(4,130)

Balance at December 31, 2004 after unlocking	$3,781

The unlocking of assumptions also resulted in a reduction in the associated deferred acquisition cost assets of $3,744. The net effect of the unlocking was an increase in reported income of $386.

United Investors does not offer other types of guaranteed minimum benefits, such as minimum accumulation or income benefits. The liability for guaranteed minimum policy benefits is highly dependent on financial markets upon which the separate accounts are valued. In the event of deteriorating markets, the liability for minimum policy benefits would be expected to increase.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. In accordance with SFAS No.142, Goodwill and Other Intangible Assets, goodwill is subject to annual impairment testing based on the procedures outlined in the Statement. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2002 through 2004. As a result of the tests, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2002 balance of $26,628.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting

Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2004	2003	2002
Net income as reported	$64,350	$76,574	$53,134
After tax effect of stock-based compensation, fair value method	(88)	(98)	(100)

Pro forma net income	$64,262	$76,476	$53,034

In December 2004, the FASB revised Statement 123, Share-Based Payment (Statement 123R), currently anticipated to be effective for United Investors as of July 1, 2005. The provisions of this document will require United Investors to record an expense in the financial statements for stock options based on the “fair value method,” as presented in the pro forma disclosure above. While restatement of prior periods is permitted, the Statement also permits a “modified prospective” method of adoption, whereby the expense of all unvested options as of July 1, 2005 and options granted subsequent to July 1, 2005 are expensed in accordance with the Statement after that date. United Investors will elect the modified prospective method of adoption. United Investors does not expect the adoption of this Statement to materially alter its methodology of calculating stock option expense from the pro forma methods and results disclosed for prior periods.

Reclassifications—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Capital and Surplus at December 31,
2004	2003	2002	2004	2003
$54,362	$63,047	$18,452	$194,505	$206,276

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2004 in compliance with all regulations were $495,917. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $54,424 in 2005, which represents net gain on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2004 and 2003.

3.	INVESTMENTS

Investment income is summarized as follows:

	2004	2003	2002
Fixed maturities	$55,195	$53,899	$48,937
Policy loans	1,717	1,654	1,571
Other long-term investments	74	2,009	43
Short-term investments	121	181	212
Interest and dividends from affiliates	16,246	16,281	16,106

	73,353	74,024	66,869
Less investment expense	(1,660)	(2,323)	(656)

Net investment income	$71,693	$71,701	$66,213

Analysis of gains (losses) from investments:
Realized investment gains (losses):
Fixed maturities	$(3)	$2,972	$(8,061)
Change in derivative value	7,932	(6,234)	—

	$7,929	$(3,262)	$(8,061)

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2004 and 2003 is as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2004:

Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$4,402	$154	$(27)	$4,529
GNMA’s	7,476	610	—	8,086
Other mortgage-backed securities	5,026	542	—	5,568
Foreign governments	1,243	385	—	1,628
Public utilities	121,697	10,235	(216)	131,716
Industrial and miscellaneous	528,792	40,136	(956)	567,972
Asset-backed securities	4,875	50	(10)	4,915
Redeemable preferred stocks	134,580	11,376	(466)	145,490

Total fixed maturities	$808,091	$63,488	$(1,675)	$869,904

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2003:

Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$5,466	$319	$(1)	$5,784
GNMA’s	11,783	1,050	—	12,833
Other mortgage-backed securities	5,411	689	—	6,100
Foreign governments	1,273	339	—	1,612
Public utilities	109,757	8,252	(476)	117,533
Industrial and miscellaneous	542,590	43,167	(2,198)	583,559
Asset-backed securities	5,978	171	(135)	6,014
Redeemable preferred stocks	117,543	11,866	(879)	128,530

Total fixed maturities	$799,801	$65,853	$(3,689)	$861,965

A schedule of fixed maturities by contractual maturity at December 31, 2004 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$21,142	$21,633
Due after one year through five years	170,547	186,101
Due after five years through ten years	139,055	152,624
Due after ten years	459,970	490,976

	790,714	851,334
Mortgage-backed and asset-backed securities	17,377	18,570

	$808,091	$869,904

Proceeds from sales of fixed maturities available for sale were $5,404 in 2004, $36,156 in 2003, and $101,100 in 2002. Gross gains realized on these sales were $264 in 2004, $4,610 in 2003, and $8,004 in 2002. Gross losses realized on these sales were $49 in 2004, $2,363 in 2003, and $1,258 in 2002.

No sales of equity securities occurred in 2004, 2003, and 2002.

During the years ended December 31, 2004, 2003, and 2002, United Investors realized losses of $0, $0, and $14,617, respectively, related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

The following table discloses unrealized investment losses by class of investment at December 31. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses 2004
	Less than Twelve Months		Twelve Months or Longer		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Description of Securities
U.S. Government and agency	$2,261	$(27)	$—	$—	$2,261	$(27)
Corporates	36,157	(872)	21,756	(776)	57,913	(1,648)

Total fixed maturities	$38,418	$(899)	$21,756	$(776)	$60,174	$(1,675)

	Analysis of Gross Unrealized Investment Losses 2003
	Less than Twelve Months		Twelve Months or Longer		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Description of Securities
U.S. Government and agency	$446	$(1)	$—	$—	$446	$(1)
Corporates	106,399	(2,631)	17,445	(1,057)	123,844	(3,688)

Total fixed maturities	$106,845	$(2,632)	$17,445	$(1,057)	$124,290	$(3,689)

United Investors maintains a “watchlist” of all securities upon which are reported those investments that have a fair value less than 80% of book value, have a NAIC designation of 5 or 6, or were previously impaired and written down. Securities on this list are reviewed and tested for impairment at least quarterly. At December 31, 2004, securities of three issuers were on this list with a fair value of $10,400 and a book value of $4,100. Securities of 1 issuer with a fair value of $5,200 and a book value of $2,000 were in this position for more than a year. As of December 31, 2004, United Investors has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (“DAC”) and value of insurance purchased (“VOBA”) is as follows:

	2004	2003	2002
	DAC and VOBA	DAC and VOBA	DAC and VOBA
Balance at beginning of year	$245,485	$268,281	$288,798
Additions:
Deferred during period:
Commissions	13,854	17,245	14,889
Return of commissions (1)	—	(10,857)	—
Other expenses	5,105	6,936	8,381

Total deferred	18,959	13,324	23,270
Deductions:
Amortized during period	(28,593)	(32,262)	(40,021)
Unlocking adjustment (2)	(3,744)	—	—
Adoption of SOP 03-01	(2,776)	—	—
Adjustment attributable to unrealized investment gains (3)	(24)	(3,858)	(3,766)

Total deductions	(35,137)	(36,120)	(43,787)

Balance at end of year	$229,307	$245,485	$268,281

(1)	In 2003, $10,857 in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.

(2)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.

(3)	Represents amounts pertaining to investments relating to universal life-type products.

The balance at end of year in the table above includes unamortized VOBA of $1,446, $1,509, and $1,574 at December 31, 2004, 2003, and 2002, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $89, $92, and $137 for the years ended December 31, 2004, 2003, and 2002, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2002 to 2004. The estimated amount of the unamortized VOBA at December 31, 2004 to be amortized during each of the next five years is 2005, $57; 2006, $56; 2007, $53; 2008, $51; and 2009, $49.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2004		2003
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$556	$595	$500
Furniture and office equipment	1,075	985	1,075	969

Total	$1,670	$1,541	$1,670	$1,469

Depreciation expense on property and equipment was $72, $93, and $90 for each of the years 2004, 2003, and 2002, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2004 is as follows:

Individual Life Insurance

Interest assumptions:

Years of Issue	Interest Rates	Percent of Liability
1962 - 2003	3.00% to 6.00%	34.0%
1986 - 1992	7.00% graded to 6.00%	21.1%
1962 - 1985	8.50% graded to 6.00%	1.1%
1981 - 1985	8.50% graded to 7.00%	0.2%
1984 - 2003	Interest sensitive	43.6%

		100.0%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2004	2003	2002
Operating income	$22,832	$22,703	$14,266
Shareholders’ equity:
Unrealized investment gains (losses)	(131)	9,642	8,203
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(80)	(68)	(37)
Change in accounting principles	(3,857)	7,025	—

	$18,764	$39,302	$22,432

Income tax expense is summarized below:

	Year Ended December 31,
	2004	2003	2002
Current income tax expense	$12,803	$20,053	$3,602
Deferred income tax expense	10,029	2,650	10,664

	$22,832	$22,703	$14,266

The effective income tax rate differed from the expected statutory rate of 35% in 2004, 2003, and 2002 as shown below:

	Year Ended December 31,
	2004	%	2003	%	2002	%
Expected income taxes	$33,021	35%	$30,181	35%	$23,589	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(6,596)	(7)	(7,484)	(9)	(9,328)	(14)
Other	(3,593)	(4)	6	—	5	—

Income tax expense	$22,832	24%	$22,703	26%	$14,266	21%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2004	2003	2002
Deferred tax assets:
Present value of future policy surrender charges	$16,159	$20,181	$24,704

Total gross deferred tax assets	16,159	20,181	24,704
Deferred tax liabilities:
Unrealized investment gains	18,705	18,836	9,194
Future policy benefits and unearned and advance premiums	46,424	42,090	42,948
Deferred acquisition costs	63,090	68,431	71,192
Other	23,116	19,959	11,188

Total gross deferred tax liabilities	151,335	149,316	134,522

Net deferred tax liability	$135,176	$129,135	$109,818

The net deferred tax liability is included as a component of deferred and accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account. A current tax expense will be recognized in the future if it becomes probable that all or a portion of the policyholders’ surplus account will become taxable.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also an unfunded, nonqualified, excess benefit plan which covers certain employees. The plans cover employees of United Investors as well as other Torchmark affiliates. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans

2004	$23	$130
2003	82	188
2002	87	106

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit pension plans are as of December 31 of the respective year. Contributions are made to the qualified pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Plan assets in the funded plans consist primarily of investments in marketable long-term fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of the Liberty National and TMK defined benefit pension plans by component for the years ended December 31, 2004 and 2003.

	December 31, 2004		December 31, 2003
	Amount	%	Amount	%
Corporate debt	$49,976	27.7	$62,278	39.4
Other fixed maturities	1,447	0.8	2,078	1.3
Equity securities	125,645	69.7	70,015	44.3
Securities of Torchmark	—	—	13,273	8.4
Short-term investments	2,786	1.5	8,669	5.5
Other	484	0.3	1,660	1.1

Total assets	$180,338	100.0	$157,973	100.0

The increase in pension assets during 2004 resulted primarily from improved financial markets and a $9,356 contribution during the period. As of December 31, 2004, United Investors estimates that a contribution amount not to exceed $15,000 will be made by TMK to the defined benefit pension plan during 2005.

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	0	0	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2004, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase.

TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions

For Benefit Obligations at December 31:

	2004	2003
Discount Rate	6.00%	6.25%
Rate of Compensation Increase	3.84	3.78

For Periodic Benefit Cost for the Year:

	2004	2003	2002
Discount Rate	6.25%	6.75%	7.25%
Expected Long-Term Returns	8.75	8.75	9.25
Rate of Compensation Increase	3.78	4.25	4.50

The expected long-term rate of return on plan assets is Liberty National and TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

During 2004, the pension plan that covers United Investors’ employees was merged with two other plans to form the Torchmark Pension Plan which covers most TMK employees. As such, the tables with respect to prior years’ periodic pension cost and funded status have been restated to conform to the 2004 presentation.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2004	2003	2002
Service cost—benefits earned during period	$6,619	$5,937	$5,023
Interest cost on projected benefit obligation	10,027	9,460	9,086
Expected return on assets	(12,868)	(11,529)	(11,483)
Net amortization and deferral	104	450	(771)

Total net periodic cost	3,882	4,318	1,855
Periodic cost allocated to other participating employers	(3,752)	(4,130)	(1,749)

United Investors’ net periodic cost	$130	$188	$106

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2004. These amounts will be substantially funded by plan assets and not corporate assets. These estimates use the same assumptions that measure the benefit obligation at December 31, 2004, taking estimated future employee service into account. Those estimated benefits are as follows:

For the year(s)
2005	$9,416
2006	9,991
2007	9,664
2008	11,986
2009	11,603
2010-2014	60,556

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2004	2003
Changes in benefit obligation:
Obligation at the beginning of year	$160,967	$137,819
Service cost	6,619	5,937
Interest cost	10,027	9,460
Actuarial (gain) loss	12,143	16,865
Benefits paid	(13,377)	(9,114)
Plan amendments	(101)	—

Obligation at the end of year	176,278	160,967

Changes in plan assets:
Fair value at the beginning of year	157,973	129,317
Return on assets	26,386	28,146
Contributions	9,356	9,624
Benefits paid	(13,377)	(9,114)

Fair value at the end of year	180,338	157,973

Funded status at year-end	4,060	(2,994)

Unrecognized amounts at year-end:
Unrecognized actuarial loss	515	1,968
Unrecognized prior service cost	547	673

Net amount recognized at year-end	$5,122	$(353)

Amounts recognized consist of:
Prepaid benefit cost	$5,122	$—
Accrued benefit liability	—	(353)

Net amount recognized at year-end	5,122	(353)
Net amount recognized allocated to other participating employers	(4,710)	733

United Investors’ net amount recognized at year-end	$412	$380

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation—Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1—Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2004, 2003, and 2002:

	2004	2003	2002
Risk-free interest rate	3.4%	2.8%	3.1%
Dividend yield	0.8%	1.0%	1.0%
Volatility factor	20.6	25.8	30.1
Weighted average expected life (in years)	4.43	4.48	4.51

The weighted average fair value of options granted during the years ended December 31, 2004, 2003, and 2002 were $11.83, $10.52, and $10.33, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2004		2003		2002
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding - beginning of year	88,283	$37.69	89,836	$35.98	84,014	$35.47
Granted	10,000	56.24	11,500	44.89	14,000	37.44
Transferred	(2,500)	40.57	—	—	—	—
Exercised	(21,148)	38.30	(13,053)	32.27	(8,178)	33.28
Expired	(500)	44.89	—	—	—	—

Outstanding - end of year	74,135	$39.87	88,283	$37.69	89,836	$35.98

At December 31, 2004, United Investors had 47,635 exercisable options with a weighted average exercise price of $35.71. The weighted average remaining life of outstanding stock options was 7.12 years at December 31, 2004. The range of exercise prices at December 31, 2004 was $27.83 to $56.24.

At December 31, 2004, 2003, and 2002, there were approximately 1,762,000, 2,786,000 and 3,860,000 respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $4,391, $5,369, and $5,428 in 2004, 2003, and 2002, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,683 in 2004, $1,694 in 2003, and $1,759 in 2002.

TMK performed certain administrative services for United Investors for which it was charged $504 in 2004, $494 in 2003, and $660 in 2002.

During 2004, United Investors loaned, in a series of notes, $85,000 to TMK and United American, which are affiliated companies. These notes had interest rates ranging from 2.75% to 4.00% and were repaid in 2004. The interest income related to these notes of $280 is included in the accompanying financial statements.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe, and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $140 is included in the accompanying financial statements.

During 2004, United Investors borrowed, in a series of notes, $78,500 from Globe, Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2004 and had interest rates ranging from 2.75% to 4.00%. The interest expense related to these notes of $266 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National, and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $409,129 and $374,170 at December 31, 2004 and 2003, respectively. Interest income totaled $24,998, $26,843, and $14,380 in 2004, 2003, and 2002, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled

$418,500 and $381,364 as of December 31, 2004 and 2003, respectively. United Investors reimbursed United American for administrative expense in the amount of $1,031, $1,600, and $501 in 2004, 2003, and 2002, respectively. At December 31, 2004, United Investors owed United American $5,305 for services provided and amounts paid on behalf of United Investors in connection with this business.

United Investors serves as sponsor to seven separate accounts at December 31, 2004.

United Investors owns 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A. Dividend income on these shares was $15,966 in 2004, $15,966 in 2003, and $15,966 in 2002. Accrued dividend income on these shares at December 31, 2004, 2003, and 2002 was $477, $477, and $477, respectively.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2004 and less than 3% of premium income for 2003. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

On March 19, 2002, an Alabama jury awarded $50,000 compensatory damages to United Investors against Waddell & Reed Financial, Inc (“WDR”). WDR is a former distributor of United Investors’ variable annuities. The dispute involved certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50,000 verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investors’ existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitated a remand to the trial court on the remaining claims.

On United Investors’ petition for rehearing, the Alabama Supreme Court issued a July 1, 2003 revised opinion affirming the trial jury’s verdict for United Investors on WDR’s claims for unjust enrichment, breach of contract and fraud and also affirmed a separate ruling by the trial judge that there was no contract between United Investors and WDR as alleged by WDR. The Supreme Court left intact its earlier decisions reversing and rendering the two claims that should not have been submitted to the jury and remanding the remaining claims to the trial court. After the Supreme Court’s denial of WDR’s petition for rehearing and its remand of the case to the trial court with a clarifying opinion, United Investors filed a motion for summary judgment in this case with the trial court. Subsequently, on October 22, 2003, WDR delivered to United Investors $12,800, the amount of disputed commissions WDR had previously withheld from United Investors, plus interest. Based upon the delivery of this check, WDR moved for summary judgment in the Alabama trial court. The Alabama trial court denied WDR’s motion for summary judgment in November 2003 and United Investors continued to pursue its remaining claims against WDR in the Alabama Circuit Court. On March 17, 2004, a jury returned a verdict totaling $45,000 in favor of United Investors against three WDR corporate entities. WDR has appealed the verdict.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (1%); investment-grade corporate bonds (66%); preferred stock in affiliates (21%); non-investment-grade securities (8%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2004, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitation services (14%); depository institutions (12%); insurance carriers (10%); non-depository credit institutions (6%); transportation equipment (4%); and industrial/commercial machinery and computer equipment (3%). At year-end 2004, 8% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $88,500, amortized cost was $86,500, and market value was $93,400. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Year Ended December 31,
	2004	2003	2002
Paid-in capital from tax benefit for stock option exercises	$80	$68	$37

The following table summarizes certain amounts paid during the period:

	Year Ended December 31,
	2004	2003	2002
Income taxes	$20,925	$14,274	$18,440
Interest	266	316	132

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2004
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$6,709	8.2%	$—	—%	$6,709	8.2%
Waddell & Reed	51,078	62.6	—	—	51,078	62.4
Liberty National	18,468	22.6	—	—	18,468	22.5
United American	307	0.4	256	100	563	0.7
Globe Direct Response	5,039	6.2	—	—	5,039	6.2

	$81,601	100.0%	$256	100.0%	$81,857	100.0%

	For the Year 2003
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$6,180	7.4%	$—	—%	$6,180	7.4%
Waddell & Reed	54,063	64.7	—	—	54,063	64.6
Liberty National	17,185	20.6	—	—	17,185	20.5
United American	248	0.3	215	100	463	0.6
Globe Direct Response	5,833	7.0	—	—	5,833	6.9

	$83,509	100.0%	$215	100.0%	$83,724	100.0%

	For the Year 2002
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Distribution Channel

Independent Producers	$5,909	6.9%	$—	—%	$5,909	6.8%
Waddell & Reed	57,562	66.8	—	—	57,562	66.7
Liberty National	15,301	17.8	—	—	15,301	17.7
United American	197	0.2	238	100	435	0.5
Globe Direct Response	7,150	8.3	—	—	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2004
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$81,601	$256	$—	$—	$81,857
Policy charges and fees	22,094	27,482	—	—	49,576
Net investment income	—	—	71,693	—	71,693
Other income	—	24,998	—	—	24,998

Total revenue	103,695	52,736	71,693		228,124

Benefits and expenses:
Policy benefits	68,594	27,676	—	—	96,270
Required reserve interest	(21,979)	(11,987)	33,966	—	—
Amortization of acquisition costs	26,363	1,844	—	—	28,207
Commissions and premium taxes	6,046	61	—	—	6,107
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	88,550	22,585	19,449	—	130,584

Underwriting income before other income and administrative expense	15,145	30,151	52,244		97,540
Administrative expenses	—	—	—	(11,124)	(11,124)

Measure of segment profitability	$15,145	$30,151	$52,244	$(11,124)	86,416

Realized investment gains adjustment					7,929

Pretax operating income					$94,345

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenue	105,894	58,125	71,701	—	235,720

Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total expense	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	(8,285)	(8,285)

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment losses adjustment					(3,262)

Pretax operating income					$86,231

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$—	$—	$86,357
Policy charges and fees	22,927	38,918	—	—	61,845
Net investment income	—	—	66,213	—	66,213
Other income	—	14,380	—	—	14,380

Total revenue	109,046	53,536	66,213	—	228,795

Benefits and expenses:
Policy benefits	67,228	28,646	—	—	95,874
Required reserve interest	(21,289)	(13,232)	34,521	—	—
Amortization of acquisition costs	22,454	17,567	—	—	40,021
Commissions and premium taxes	6,611	244	—	—	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	—	—

Total expense	84,856	40,511	17,383	—	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	—	86,045
Administrative expenses	—	—	—	(10,584)	(10,584)

Measure of segment profitability	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment losses adjustment					(8,061)

Pretax operating income					$67,400

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2004
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,538	$—	$1,169,538
Accrued investment income	—	—	15,099	—	15,099
DAC & VOBA	154,111	75,196	—	—	229,307
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,594,278	—	—	1,594,278
Other assets	—	—	—	423,459	423,459

Total assets	$154,111	$1,669,474	$1,184,637	$450,087	$3,458,309

	December 31, 2003
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,147,713	$—	$1,147,713
Accrued investment income	—	—	14,974	—	14,974
DAC & VOBA	144,299	101,186	—	—	245,485
Goodwill	—	—	—	$26,628	26,628
Separate account assets	—	1,693,900	—	—	1,693,900
Other assets	—	—	—	387,232	387,232

Total assets	$144,299	$1,795,086	$1,162,687	$413,860	$3,515,932

*  *  *  *  *  *

United Investors Annuity

Variable Account

Financial Statements as of

December 31, 2004 and for the

Years Ended December 31, 2004 and 2003,

and Report of Independent Registered Public

Accounting Firm

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Annuity Variable Account

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International Growth, Small Cap Growth, Balanced, Limited Term Bond, Asset Strategy, and Science and Technology portfolios that comprise the United Investors Annuity Variable Account (the “Annuity Variable Account”) as of December 31, 2004, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Annuity Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Annuity Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Annuity Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2004 by correspondence with the respective portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Annuity Variable Account as of December 31, 2004, and the results of their respective operations and changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2005

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2004

	Money Market	Bond	High Income	Growth	Core Equity	International Growth	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
ASSETS:
Investment in mutual funds (Note 2)	$14,674,090	$60,038,697	$54,486,685	$341,478,499	$289,974,154	$74,549,377	$148,267,217	$70,634,665	$9,443,808	$46,172,370	$104,505,553	$1,214,225,115

Total assets	14,674,090	60,038,697	54,486,685	341,478,499	289,974,154	74,549,377	148,267,217	70,634,665	9,443,808	46,172,370	104,505,553	1,214,225,115

LIABILITIES:
Mortality and expense risk charge payable to Sponsor (Note 4)	5,117	17,709	16,028	100,573	85,446	21,779	43,399	20,804	2,793	13,484	30,578	357,710

Total liabilities	5,117	17,709	16,028	100,573	85,446	21,779	43,399	20,804	2,793	13,484	30,578	357,710

Net assets (Note 3)	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975	$1,213,867,405

EQUITY:
Equity of contract owners	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975	$1,213,867,405

Total equity	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975	$1,213,867,405

Accumulation units outstanding	7,948,630	19,817,399	17,147,999	55,710,892	90,709,030	36,986,012	40,544,096	33,239,649	5,738,226	21,008,820	29,978,985

Net assets value per unit	$1.845	$3.029	$3.177	$6.128	$3.196	$2.015	$3.656	$2.124	$1.645	$2.197	$3.485

Cost of invested assets	$14,674,090	$60,098,388	$60,924,605	$340,204,167	$300,024,868	$83,257,076	$131,650,774	$63,132,917	$9,484,649	$39,011,057	$101,348,970	$1,203,811,561

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Money Market	Bond	High Income	Growth	Core Equity	International Growth	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend/Interest income (Note 2)	$118,757	$3,226,240	$3,553,893	$922,514	$1,749,921	$454,622	$—	$993,648	$257,695	$893,718	$—	$12,171,008
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	160,049	597,506	490,786	3,199,154	2,620,763	654,823	1,300,872	631,781	93,271	383,965	899,991	11,032,961
Contract maintenance charges:
Sales expense	127,704	378,453	305,051	2,023,347	1,826,320	532,139	1,068,562	544,701	74,875	319,843	840,677	8,041,672
Administrative expense	17,317	60,489	50,074	387,667	314,152	80,851	159,295	63,777	9,549	36,202	111,228	1,290,601

Total expenses	305,070	1,036,448	845,911	5,610,168	4,761,235	1,267,813	2,528,729	1,240,259	177,695	740,010	1,851,896	20,365,234

Net investment income (loss)	(186,313)	2,189,792	2,707,982	(4,687,654)	(3,011,314)	(813,191)	(2,528,729)	(246,611)	80,000	153,708	(1,851,896)	(8,194,226)
Realized investment gains (losses) including distributions	—	632,765	(1,654,270)	(2,717,900)	(7,301,917)	(3,695,415)	305,289	863,048	69,558	839,396	(1,724,860)	(14,384,306)
Unrealized investment gains (losses)	—	(1,395,325)	3,178,005	11,919,353	31,139,997	12,696,173	18,797,631	4,053,798	(156,125)	3,761,839	16,770,201	100,765,547

Net gain (loss) on investments	—	(762,560)	1,523,735	9,201,453	23,838,080	9,000,758	19,102,920	4,916,846	(86,567)	4,601,235	15,045,341	86,381,241

Net increase (decrease) in net assets from operations	(186,813)	1,427,232	4,231,717	4,513,799	20,826,766	8,187,567	16,574,191	4,670,235	(6,567)	4,754,943	13,193,445	78,187,015
Premium deposits and net transfers*	6,745,063	231,387	405,409	1,248,190	998,843	348,321	525,664	346,611	97,191	235,224	462,327	11,644,230
Transfers to Sponsor for benefits and terminations	(14,726,428)	(18,106,050)	(8,152,894)	(53,578,152)	(48,600,243)	(11,673,623)	(22,628,058)	(7,611,229)	(3,014,762)	(2,115,126)	(12,354,221)	(202,560,786)

Total increase (decrease)	(8,167,678)	(16,447,431)	(3,515,768)	(47,816,163)	(26,774,634)	(3,137,735)	(5,528,203)	(2,594,383)	(2,924,138)	2,875,041	1,301,551	(112,729,541)
Net assets at beginning of period	22,836,651	76,468,419	57,986,425	389,194,089	316,663,342	77,665,333	153,752,021	73,208,244	12,365,153	43,283,845	103,173,424	1,326,596,946

Net assets at end of period (Note 3)	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975	$1,213,867,405

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Money Market	Bond	High Income	Growth	Core Equity	International Growth	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend/Interest income (Note 2)	$197,163	$3,496,854	$4,086,518	$3,881	$2,213,805	$1,086,552	$—	$475,488	$342,320	$665,943	$—	$12,568,524
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	324,488	819,605	502,238	3,348,705	2,776,815	643,535	1,247,804	612,020	141,173	368,223	821,907	11,606,513
Contract maintenance charges:
Sales expense	274,565	596,617	357,457	2,456,396	2,240,839	587,514	1,146,802	577,679	123,519	328,196	872,255	9,561,839
Administrative expense	31,626	81,929	55,727	439,842	360,880	87,137	168,578	67,858	14,428	36,780	115,867	1,460,652

Total expenses	630,679	1,498,151	915,422	6,244,943	5,378,534	1,318,186	2,563,184	1,257,557	279,120	733,199	1,810,029	22,629,004

Net investment income (loss)	(433,516)	1,998,703	3,171,096	(6,241,062)	(3,164,729)	(231,634)	(2,563,184)	(782,069)	63,200	(67,256)	(1,810,029)	(10,060,480)
Realized investment gains (losses) including distributions	—	1,706,828	(2,233,382)	(15,516,722)	(22,351,788)	(9,254,706)	(6,380,952)	(942,577)	258,468	234,736	(7,463,917)	(61,944,012)
Unrealized investment gains (losses)	—	(1,479,294)	8,856,752	92,680,531	68,408,289	24,099,986	48,879,261	12,448,457	(110,570)	3,656,689	32,165,919	289,606,020

Net gain on investments	—	227,534	6,623,370	77,163,809	46,056,501	14,845,280	42,498,309	11,505,880	147,898	3,891,425	24,702,002	227,662,008

Net increase (decrease) in net assets from operations	(433,516)	2,226,237	9,794,466	70,922,747	42,891,772	14,613,646	39,935,125	10,723,811	211,098	3,824,169	22,891,973	217,601,528
Premium deposits and net transfers*	2,236,826	231,380	257,912	1,314,372	1,218,901	400,209	698,750	450,005	71,492	362,674	550,065	7,792,586
Transfers to Sponsor for benefits and terminations	(29,014,630)	(23,464,867)	(5,987,707)	(64,499,084)	(62,146,696)	(14,376,890)	(17,670,345)	(7,137,523)	(3,457,637)	685,320	(11,564,480)	(238,634,539)

Total increase (decrease)	(27,211,320)	(21,007,250)	4,064,671	7,738,035	(18,036,023)	636,965	22,963,530	4,036,293	(3,175,047)	4,872,163	11,877,558	(13,240,425)
Net assets at beginning of period	50,047,971	97,475,669	53,921,754	381,456,054	334,699,365	77,028,368	130,788,491	69,171,951	15,540,200	38,411,682	91,295,866	1,339,837,371

Net assets at end of period (Note 3)	$22,836,651	$76,468,419	$57,986,425	$389,194,089	$316,663,342	$77,665,333	$153,752,021	$73,208,244	$12,365,153	$43,283,845	$103,173,424	$1,326,596,946

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The United Investors Annuity Variable Account (the “Annuity Variable Account”) was established on December 8, 1981 and modified on January 5, 1987 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Annuity Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (the “Fund”), a mutual fund with 11 separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international growth portfolio, a small cap growth portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio, and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation—The financial statements of the Annuity Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Annuity Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Annuity Variable Account investment income under current tax law.

2.	INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends and interest by portfolio:

	2004		2003
Investment Portfolio	Shares Reinvested	Dividend/ Interest Income	Shares Reinvested	Dividend/ Interest Income
Money Market	19,884	$118,757	197,163	$197,163
Bond	589,138	3,226,240	627,688	3,496,854
High Income	1,036,846	3,553,893	1,224,425	4,086,518
Growth	110,180	922,514	478	3,881
Core Equity	170,942	1,749,921	235,521	2,213,805
International Growth	68,329	454,622	185,033	1,086,552
Small Cap Growth	—	—	—	—
Balanced	129,410	993,648	66,510	475,488
Limited Term Bond	46,354	257,695	60,862	342,320
Asset Strategy	116,179	893,718	96,183	665,943
Science and Technology	—	—	—	—

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	Money Market	Bond	High Income	Growth	Core Equity	International Growth	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2004
Cost to:
Contract owners	$181,971,553	$158,401,055	$114,626,249	$614,325,753	$618,142,506	$165,619,695	$227,718,678	$119,394,970	$19,342,697	$49,740,211	$184,071,619
Sponsor	—	—	500,000	500,000	1,000,000	65,000	65,000	62,717	500,000	10,000	500,000
Adjustment for market appreciation	19,868,226	71,226,687	68,067,800	590,946,833	412,330,855	57,160,812	126,866,030	43,207,334	2,509,348	18,731,851	34,884,603
Deductions:
Mortality and expense risk charge	(4,474,616)	(10,156,986)	(9,553,181)	(61,296,612)	(52,415,007)	(11,009,168)	(14,584,212)	(6,583,461)	(590,310)	(2,066,663)	(7,829,473)
Contract maintenance charges:
Sales expense	(2,294,634)	(6,086,208)	(5,445,296)	(32,767,534)	(30,760,514)	(6,900,471)	(9,637,904)	(4,722,514)	(431,603)	(1,588,092)	(5,794,015)
Administrative expense	(301,394)	(1,014,757)	(1,008,387)	(6,405,787)	(5,240,917)	(1,068,160)	(1,490,375)	(584,036)	(48,173)	(180,832)	(745,470)
Benefits and terminations	(180,100,162)	(152,348,803)	(112,716,528)	(763,924,727)	(653,168,215)	(129,340,110)	(180,713,399)	(80,161,149)	(11,840,944)	(18,487,589)	(100,612,289)

Net assets	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975

2003
Cost to:
Contract owners	$175,226,490	$158,169,668	$114,220,840	$613,077,563	$617,143,663	$165,271,374	$227,193,014	$119,048,359	$19,245,506	$49,504,987	$183,609,292
Sponsor	—	—	500,000	500,000	1,000,000	65,000	65,000	62,717	500,000	10,000	500,000
Adjustment for market appreciation	19,749,469	68,763,007	62,990,172	580,822,866	386,742,854	47,705,432	107,763,110	37,296,840	2,338,220	13,236,898	19,839,262
Deductions:
Mortality and expense risk charge	(4,314,567)	(9,559,480)	(9,062,395)	(58,097,458)	(49,794,244)	(10,354,345)	(13,283,340)	(5,951,680)	(497,039)	(1,682,698)	(6,929,482)
Contract maintenance charges:
Sales expense	(2,166,930)	(5,707,755)	(5,140,245)	(30,744,187)	(28,934,194)	(6,368,332)	(8,569,342)	(4,177,813)	(356,728)	(1,268,249)	(4,953,338)
Administrative expense	(284,077)	(954,268)	(958,313)	(6,018,120)	(4,926,765)	(987,309)	(1,331,080)	(520,259)	(38,624)	(144,630)	(634,242)
Benefits and terminations	(165,373,734)	(134,242,753)	(104,563,634)	(710,346,575)	(604,567,972)	(117,666,487)	(158,085,341)	(72,549,920)	(8,826,182)	(16,372,463)	(88,258,068)

Net assets	$22,836,651	$76,468,419	$57,986,425	$389,194,089	$316,663,342	$77,665,333	$153,752,021	$73,208,244	$12,365,153	$43,283,845	$103,173,424

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—Waddell & Reed Investment Management Company (the “Manager”), is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

Balanced Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

Bond Portfolio	Up to $500 Million	.525%
	Over $500 Million and up to $1 Billion	.500%
	Over $1 Billion and up to $1.5 Billion	.450%
	Over $1.5 Billion	.400%

Growth Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

High Income Portfolio	Up to $500 Million	.625%
	Over $500 Million and up to $1 Billion	.600%
	Over $1 Billion and up to $1.5 Billion	.550%
	Over $1.5 Billion	.500%

Core Equity Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

International Growth Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Limited Term Bond Portfolio	Up to $500 Million	.500%
	Over $500 Million and up to $1 Billion	.450%
	Over $1 Billion and up to $1.5 Billion	.400%
	Over $1.5 Billion	.350%

Money Market Portfolio	All Net Assets	.400%

Science and Technology Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Fund	Net Assets Breakpoints	Annual Rates
Small Cap Growth Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Mortality and Expense Risk Charges—A daily charge is deducted at an effective annual rate of .90% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor’s obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Premium Deposit Charges—The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Contract Maintenance Charge—On each of the first ten policy anniversaries following the receipt of a premium deposit, there is an annual deduction of .85% of each premium deposit which compensates the Sponsor for certain sales and other distribution expenses incurred, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is “cost-based” and the Sponsor does not expect a profit from the charge.

Premium Taxes—The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges—For surrenders occurring during the first eight policy years following the receipt of a premium deposit, a withdrawal charge is made, measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the “age” of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. Partial withdrawals may also be subject to a charge measured as a percent of the premium deposits included in the withdrawal. A $20 transaction charge is applied if more than four withdrawals occur during a policy year.

Number of Policy Years Since Receipt of Premium Deposit	0	1	2	3	4	5	6	7	8 or More
Withdrawal charge%	8%	7%	6%	5%	4%	3%	2%	1%	0%

Withdrawal charges are included in transfers to the Sponsor for benefits and terminations.

5.	EQUITY OF SPONSOR

The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

6.	FINANCIAL HIGHLIGHTS

The financial highlights of the Annuity Variable Account for the years ending December 31 are summarized as follows:

	Money Market	Bond	High Income	Growth	Core Equity	International Growth
2004:
Number of units at December 31, 2004	7,948,630	19,817,399	17,147,999	55,710,892	90,709,030	36,986,012
Unit fair value at December 31, 2004	$1.845	$3.029	$3.177	$6.128	$3.196	$2.015
Net assets at December 31, 2004	$14,668,973	$60,020,988	$54,470,657	$341,377,926	$289,888,708	$74,527,598
Dividend/Interest income ratio for the year ended December 31, 2004*	0.63%	4.73%	6.32%	0.25%	0.58%	0.60%
Expense ratio for the year ended December 31, 2004*	0.85%	0.88%	0.87%	0.88%	0.86%	0.86%
Total return for the year ended December 31, 2004*	(0.22)%	2.73%	8.16%	1.90%	7.57%	11.57%

	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2004:
Number of units at December 31, 2004	40,544,096	33,239,649	5,738,226	21,008,820	29,978,985
Unit fair value at December 31, 2004	$3.656	$2.124	$1.645	$2.197	$3.485
Net assets at December 31, 2004	$148,223,818	$70,613,861	$9,441,015	$46,158,886	$104,474,975
Dividend/Interest income ratio for the year ended December 31, 2004*	.00%	1.38%	2.36%	2.00%	.00%
Expense ratio for the year ended December 31, 2004*	0.86%	0.88%	0.86%	0.86%	0.87%
Total return for the year ended December 31, 2004*	11.79%	7.34%	0.71%	11.43%	13.62%

*	Based on the average net assets for the period

	Money Market	Bond	High Income	Growth	Core Equity	International Growth
2003:
Number of units at December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,599,405	43,547,686
Unit fair value at December 31, 2003	$1.849	$2.942	$2.917	$5.985	$2.943	$1.783
Net assets at December 31, 2003	$22,836,651	$76,468,419	$57,986,425	$389,194,089	$316,663,342	$77,665,333
Dividend/Interest income ratio for the year ended December 31, 2003*	0.54%	4.02%	7.30%	.00%	0.68%	1.40%
Expense ratio for the year ended December 31, 2003*	0.89%	0.94%	0.90%	0.87%	0.85%	0.83%
Total return for the year ended December 31, 2003*	(0.35)%	3.34%	18.24%	19.16%	13.97%	19.77%

	Small Cap Growth	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2003:
Number of units at December 31, 2003	47,637,636	37,204,739	7,568,499	22,121,427	34,109,478
Unit fair value at December 31, 2003	$3.228	$1.968	$1.634	$1.957	$3.025
Net assets at December 31, 2003	$153,752,021	$73,208,244	$12,365,153	$43,283,845	$103,173,424
Dividend/Interest income ratio for the year ended December 31, 2003*	.00%	0.67%	2.45%	1.63%	.00%
Expense ratio for the year ended December 31, 2003*	0.88%	0.86%	1.01%	0.90%	0.85%
Total return for the year ended December 31, 2003*	28.99%	15.97%	2.50%	10.26%	24.56%

*	Based on the average net assets for the period

PART C: OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b) Exhibits

(1)	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the United Investors Annuity Variable Account.\2\
(2)	Custody Agreements: Not Applicable.
(3)	(a)	Principal Underwriting Agreement.\5\
(i) Amendment to Principal Underwriting Agreement.\14\
	(b)	Limited Selling Agreement.\11\
(4)	(a)	Annuity Policy, Form VA92.\4\
	(b)	Annuity Policy, Form VA87.\9\
	(c)	Death Benefit Endorsement, Form DBEND.\6\
	(d)	Variable Annuity Endorsement, Form ENDVA.\6\
	(e)	Fixed Account Rider, Form FA95.\7\
	(f)	Death Benefit and Withdrawals Endorsement, Form VE98.\9\
	(g)	Death Benefit and Withdrawals Endorsement, Form VE02.\13\
	(h)	Waiver of Withdrawal Charges Rider, Form VAWR.\13\
	(i)	Individual Retirement Annuity Endorsement, Form IRAA02.\12\
	(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02.\12\
(5)	Application.\3\
(6)	(a)	Certificate of Incorporation of United Investors.\8\
	(b)	By-Laws of United Investors.\8\
(7)	Reinsurance Contracts: Not Applicable.
(8)	(a)	(1) Participation Agreement for W&R Target Funds, Inc.\10\
(2) First Amendment of Participation Agreement.\10\
(3) Second Amendment of Participation Agreement.\10\
	(b)	Form of Administration Agreement: Not Applicable
(9)	Opinion and consent of John H. Livingston, Esquire.\1\
(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.\1\
	(b)	Consent of Independent Registered Public Accounting Firm.\1\
(11)	Financial statements omitted from Item 23: Not Applicable.
(12)	Agreements/understandings for providing initial capital: Not Applicable.
(13)	Performance Data Calculations.\7\

\1\	Filed herewith.

\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).

\3\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).

\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

\5\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.

\6\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

\7\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.

\8\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

\9\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.

\10\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.

\11\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.

\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.

\13\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement, File No. 33-12000, filed April 30, 2003.

\14\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2004.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
Danny H. Almond**	Assistant Treasurer
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Gary L. Coleman	Director
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Director and Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.

**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, United Investors Life Insurance Company, Inc. (“United Investors”), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Company	Parent Co. Code	State/Jurisdiction of Incorporation
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.

B	Liberty National Life Insurance Co.

C	Torchmark Corporation

D	United American Insurance Co.

E	American Income Life Insurance Co.

F	United Investors Life Insurance Company

Item 27.	Number of Policy Owners

As of December 31, 2004, there were 26,119 owners of the Policies.

Item 28.	Indemnification

Article XII of United Investors’ By-Laws provides as follows:

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Waddell & Reed, Inc. (“W&R”) is no longer the principal underwriter of the Policies. That principal underwriting agreement terminated as of April 30, 2001, and Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date.

As of May 1, 2001, Sterne Agee Financial Services, Inc. is the principal underwriter of Policies issued pursuant to applications received by us on or after that date, as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment company.

(b) The following table provides certain information with respect to each Director, Officer and Partner of Sterne Agee Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices with the Underwriter
Christopher L. Frankel	Chief Executive Officer and Co-Chair
Edward Bonawitz	President
Tammy L. Ridley	Chief Compliance Officer
James S. Holbrook	Co-Chair
Eugene F. Woodham	Director
W. Dennis Ferguson**	Senior Vice President and Director
Cheryl Witt	Chief Financial Officer

*	The principal business address for the Directors listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.

**	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 308, Boca Raton, Florida 33422.

(c)	Commissions Received By Principal Underwriter During Year Ended 12/31/04

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Sterne Agee Financial Services, Inc.	$438,748.38	None	N/A	None

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office: 2001 Third Avenue South (35233), P. O. Box 156, Birmingham, Alabama 35201-0156.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 25th day of April, 2005.

UNITED INVESTORS ANNUITY
VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ Anthony L. McWhorter
Anthony L. McWhorter
Director, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Anthony L. McWhorter ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 25, 2005

/s/ W. Thomas Aycock W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 25, 2005

/s/ Tony G. Brill TONY G. BRILL	Director and Executive Vice President, Administration	April 25, 2005

/s/ Larry M. Hutchison LARRY M. HUTCHISON	Director	April 25, 2005

/s/ Michael J. Klyce MICHAEL J. KLYCE	Vice President and Treasurer	April 25, 2005

/s/ John H. Livingston JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 25, 2005

/s/ Carol A. McCoy CAROL A. MCCOY	Director and Assistant Secretary	April 25, 2005

/s/ Terry W. Davis TERRY W. DAVIS	Director and Senior Vice President, Administration	April 25, 2005

/s/ Danny H. Almond DANNY H. ALMOND	Assistant Treasurer	April 25, 2005

/s/ Mark S. McAndrew MARK S. McANDREW	Director and Senior Vice President, Marketing	April 28, 2005

/s/ Gary L. Coleman GARY L. COLEMAN	Director	April 25, 2005

Exhibit Index

99.B9	Opinion and consent of John H. Livingston, Esq.

99.B10(A)	Consent of Sutherland Asbill & Brennan LLP

99.B10(B)	Consent of Independent Registered Public Accounting Firm